 As filed with the Securities and Exchange Commission on December 12, 2001
                                                     Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         -------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         -------------------------------

                              TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                          56-1995728
 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

                              780 PLANTATION DRIVE
                        BURLINGTON, NORTH CAROLINA 27215
                    (Address of principal executive offices)

                         -------------------------------

                         1997 DIRECTOR STOCK OPTION PLAN
                            (Full title of the plan)

                              PAUL R. SOHMER, M.D.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              TriPath Imaging, Inc.
                              780 Plantation Drive
                        Burlington, North Carolina 27215
                                 (336) 222-9707
            (Name, address and telephone number of agent for service)

                         -------------------------------

                                 with copies to:

                            STEVEN N. FARBER, ESQUIRE
                            JAMES T. BARRETT, ESQUIRE
                               Palmer & Dodge LLP
                   111 Huntington Avenue at Prudential Center
                        Boston, Massachusetts 02119-7613
                                 (617) 239-0100

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------

Title of each class of securities      Amount to be       Proposed maximum      Proposed maximum       Amount of
         to be registered              registered(2)     offering price per    aggregate offering    registration
                                                              share(1)              price(1)              fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value             200,000             $6.715               $1,343,000         $ 320.98
--------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(h) based upon the average of the high and low sale prices on December 5, 2001 as reported by the Nasdaq National Market System.

(2) This Registration Statement registers an additional 200,000 shares under the 1997 Director Stock Option Plan, under which 100,000 shares have been previously registered (SEC File No. 333-41467).

===============================================================================

                 STATEMENT REGARDING INCORPORATION BY REFERENCE
                      FROM EFFECTIVE REGISTRATION STATEMENT

         Pursuant to Instruction E to Form S-8, the contents of the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the "Commission") on December 4, 1997 (File No. 333-41467) relating to the registration of 100,000 shares of the Registrant's Common Stock $0.01 par value per share (the "Common Stock") under the Registrant's 1997 Director Stock Option Plan (the "Plan") is incorporated by reference in its entirety in this Registration Statement, except as to items set forth below. This Registration Statement provides for the registration of an additional 200,000 shares of the Registrant's Common Stock to be issued under the Plan.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits.

The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, North Carolina, on this 11th day of December, 2001.

                                     TRIPATH IMAGING, INC.

                                     By:/s/ Paul R. Sohmer
                                        ---------------------------------------
                                         Paul R. Sohmer, M.D.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of TriPath Imaging, Inc., hereby severally constitute and appoint Paul R. Sohmer and James T. Barrett, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 including any post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                 SIGNATURE                                       TITLE                            DATE
                 ---------                                       -----                            ----
  /s/ Paul R. Sohmer                          President, Chief Executive Officer
---------------------------------             and Director
Paul R. Sohmer, M.D.                          (Principal Executive Officer)                 December 11, 2001


                                              Senior Vice President and Chief
  /s/ Stephen P. Hall                         Financial Officer (Principal Financial
---------------------------------             Officer)                                      December 11, 2001
Stephen P. Hall

  /s/ James D. Everhart                       Treasurer                                     December 11, 2001
---------------------------------             (Principal Accounting Officer)
James D. Everhart

  /s/ Thomas A. Bonfiglio                     Director                                      December 11, 2001
---------------------------------
Thomas A. Bonfiglio

  /s/ Richard A. Charpie                      Director                                      December 11, 2001
---------------------------------
Richard A. Charpie

   /s/ Haywood D. Cochrane                    Director                                      December 11, 2001
--------------------------------
Haywood D. Cochrane

   /s/ Robert E. Curry                        Director                                      December 11, 2001
--------------------------------
Robert E. Curry

  /s/ David A. Thompson                       Director                                      December 11, 2001
--------------------------------
David A. Thompson

                                  EXHIBIT INDEX


Exhibit Number                                Description
--------------                                -----------

5.1 Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder.

23.1                 Consent of Ernst & Young LLP, independent auditors.

23.2                 Consent of Palmer & Dodge LLP (contained in
                     Opinion of Palmer & Dodge LLP, filed as Exhibit 5.1).

24.1 Power of Attorney (set forth on the signature page to this Registration Statement).